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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8/K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2001

True North Communications Inc.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5029 (Commission File Number)	36-1088161 (IRS Employer Identification No.)
101 East Erie Street, Chicago, Illinois		60611-2897
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (312) 425-6500

(Not Applicable)
Former name or former address, if changed since last report

Item 9. Regulation FD Disclosure

    On June 19, 2001, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:
99.1	Press Release dated June 19, 2001

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH COMMUNICATIONS INC.
By:	/s/ KEVIN J. SMITH Kevin J. Smith Chief Financial Officer

Dated: June 19, 2001

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EXHIBIT INDEX

Exhibits No.	Description
99.1	Press Release dated June 19, 2001

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SIGNATURES
EXHIBIT INDEX